Exhibit 10.31

COMMERCIAL ASSOCIATION OF REALTORS® OREGON/SW WASHINGTON
PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY
(Oregon Commercial Form)

AGENCY ACKNOWLEDGMENT

Buyer shall execute this Acknowledgment concurrent with the execution of the Agreement below and prior to delivery of that Agreement to Seller. Seller shall execute this Acknowledgment upon receipt of the Agreement by Seller, even if Seller intends to reject the Agreement or make a counter-offer. In no event shall Seller’s execution of this Acknowledgment constitute acceptance of the Agreement or any terms contained therein.

Pursuant to the requirements of Oregon Administrative Rules (OAR 863-015-0215), both Buyer and Seller acknowledge having received the Oregon Real Estate Agency Disclosure Pamphlet, and by execution below acknowledge and consent to the agency relationships in the following real estate purchase and sale transaction as follows:

(a)                                  ☒ (agent name) Steve Marcy of  Integrated Corporate Property Services (firm) (Selling Licensee) is the agent of (check one): ☐ Buyer exclusively; ☒ Seller exclusively; ☐ both Seller and Buyer (“Disclosed Limited Agency”)

(b)                                 ☒ (agent name) Mark Childs of Integrated Corporate Property Services (firm) (Listing Licensee) is the agent of (check one): ☒ Buyer exclusively; ☐ Seller exclusively; ☐ both Seller and Buyer (“Disclosed Limited Agency”).

If the name of the same real estate firm appears in both Paragraphs (a) and (b) above, Buyer and Seller acknowledge that a principal broker of that real estate firm shall become the Disclosed Limited Agent for both Buyer and Seller, as more fully set forth in the Disclosed Limited Agency Agreements that have been reviewed and signed by Buyer, Seller and the named real estate licensee(s).

ACKNOWLEDGED

Buyer: (print)	Carlyle Invest Co.	(sign)	Date:	11/8/07
Buyer: (print)		(sign)	Date:
Seller: (print)		(sign)	Date:
Seller: (print)		(sign)	Date:

PURCHASE AND SALE AGREEMENT AND RECEIPT FOR EARNEST MONEY

1	Dated:	November 5, 2007
2	BETWEEN:	Credence Systems Corporation, a Delaware Corporation
3	(“Seller”)
4	Address:	1421 California Circle, Milpitas, CA 95035
5	AND:	Carlyle Investment Co, and/or its Assigns	(“Buyer”)
6	Address:	621 SW Alder St, Suite 605, Portland, OR 97205
7	Buyer offers to buy and acquire from Seller (i) the real property and all improvements thereon commonly known as approximately 183,484 square feet comprised of two (2) buildings and
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located at 5800 and 5825 NW Pinefarm Place  in the City of Hillsboro, County of Washington.  Oregon legally described on Exhibit A, attached hereto and incorporated herein by reference (the “Property”) and [check box if applicable ☐], (B) all of Seller’s right, title and interest in and to certain lease(s) by which the Property is domised as described on attached hereto and incorporated herein by reference (the “Leases”).  If no legal description is attached, Buyer and Seller will attach a legal description upon receipt and reasonable approval by both parties of the Preliminary Commitment or, if applicable, the Survey. As partial consideration for the assignment of the Lease(s) to Buyer, at the Closing (as defined in Section 7 hereof)  Buyer shall assume all of the obligations of the Lessor under the Lease which first accrue on or after the Closing Date (as defined in said Section 7).  The parties shall accomplish such assignment and assumption by executing and delivering to each other through Escrow an Assignment of Lessor’s Interest Under Lease substantially in the form of attached hereto (the “Assignment”).  The occupancy of the Property by the Lessees under such Leases are hereinafter sometimes referred to as the “Tenancles”.

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12	1. Purchase Price. The total purchase price is Twenty One Million dollars ($21,000,000) (the “Purchase Price”) payable as follows: all cash at closing.
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1.1.          Earnest Money Deposit.  Upon execution of this Agreement, Buyer shall deliver to the Escrow Holder as defined in herein, for the account of Buyer $250,000 as earnest money Deposit to be increased to $500,000 after thirty (30) day due diligence period which commences upon execution of the Agreement (the “Earnest Money”) in the form of ☐ cash or ☐ check or ☒ promissory note (the “Note”) the Earnest Money is in the form of a check being held un-deposited by the ☐ Listing ☐ Selling Firm. It shall be deposited no later than 5 PM Pacific Time three days after execution of the Agreement by Buyer and Seller in the ☐ Listing ☐ Selling Firm’s Clients’ Trust Account ☐ to the Escrow (as hereinafter defined).  If the Earnest Money is in the form of the Note, it shall be due and payable no later than 5 PM Pacific Time one day ☐ after execution of this Agreement by Buyer and Seller or ☒ after satisfaction or waiver by Buyer of the conditions to Buyer’s obligation to purchase the Property set forth in this Agreement or ☐ Other:               .  If the Note is not redeemed and paid in full when due, then (i) the Note shall be delivered and endorsed to Seller (i) not already in Seller’s possession), (ii) Seller may collect the Earnest Money from Buyer, either pursuant to an action on the Note or an action on this Agreement, and (iii) Seller shall have no further obligations under this Agreement.  The purchase and sale of the Property shall be accomplished through an escrow (the “Escrow”) which Seller has established or will establish with Fidelity National Title, 900 SW Fifth Avenue, Portland, OR 97204 (the “Title Company) and the Earnest Money shall be deposited with ☒ Title Company or ☐ Other:

The Earnest Money shall be applied to the payment of the purchase price for the Property at Closing.  Any interest earned on the Earnest Money shall be considered to be part of the Earnest Money.  The Earnest Money shall be returned to Buyer in the event any condition to Buyer’s obligation to purchase the Property shall fall to be satisfied or waived through no fault of Buyer.

2.             Conditions to Purchase.  Buyer’s obligation to purchase the Property is conditioned on the following: ☐ none or ☒ Buyer’s approval of the results of (i) the Property inspection described in Section 3 below and (ii) the document review described in Section 4 and (iii) (describe any other condition) Buyer and Seller entering into a mutually acceptable Lease per the terms and conditions outlined in Section 24. If for any reason in Buyer’s sole discretion, Buyer has not given written waiver of these conditions, or stated in writing that these conditions have been satisfied, by written notice given to Seller within 30 days (for

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general due diligence). Seller, this Agreement shall be deemed automatically terminated, the Earnest Money shall be promptly returned to Buyer, and thereafter, except as specifically provided to the contrary herein, neither party shall have any further right or remedy hereunder.

3.             Property Inspection. Seller shall permit Buyer and its agents, at Buyer’s sole expense and risk, to enter the Property at reasonable times after reasonable prior notice to Seller and after prior notice to the tenants of the Property as required by the tenants’ leases, if any, to conduct any and all inspections, tests, and surveys concerning the structural condition of the improvements, all mechanical, electrical and plumbing systems, hazardous materials, pest infestation, solls conditions, wetlands, Americans with Disabilities Act compliance, and all other matters affecting the suitability of the Property for Buyer’s intended use and/or otherwise reasonably related to the purchases of the Property including the economic feasibility of such purchase. Buyer shall indemnify, hold harmless, and defend Seller from all liens, costs, and expenses, including reasonable attorneys’ fees and experts’ fees, arising from or relating to Buyer’s entry on and inspection of the Property. This agreement to indemnify, hold harmless, and defend Seller shall survive closing or any termination of this Agreement.

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4.             Seller’s Documents. Within 7 days after the Execution Date, Seller shall deliver to Buyer, at Buyer’s address shown below, legible and complete copies of the following documents and other items relating to the ownership, operation, and maintenance of the Property, to the extent now in existence and to the extent such items are within Seller’s possession or control: all documents, reports, and drawings related to The Property.

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5.             Title Insurance. Within 10 days after the Execution Date, Seller shall open the Escrow with the Title Company and deliver to Buyer a preliminary title report from the Title Company (the “Preliminary Commitment”), showing the status of Seller’s title to the Property, together with complete and legible copies of all documents shown therein as exceptions to title (“Exceptions”). Buyer shall have 5 days after receipt of a copy of the Preliminary Commitment and Exceptions within which to give notice in writing of Seller of any objection to such title or to any liens or encumbrances affecting the Property. Within 5 days after the date of such notice from Buyer, Seller shall give Buyer written notice of whether it is willing and able to remove the objected-to Exceptions. Within 5 days after the date of such notice from Seller, Buyer shall elect whether to (i) purchase the Property subject to those objected-to Exceptions which Seller is not willing or able to remove or (ii) terminate this Agreement. On or before the Closing Date (defined below), Seller shall remove all Exceptions to which Buyer objects and which Seller agrees Seller is willing and able to remove. All remaining Exceptions set forth in the Preliminary Commitment and agreed to by Buyer shall be deemed “Permitted Exceptions.” The little insurance policy to be delivered by Seller to Buyer at Closing shall contain no Exceptions other than the Permitted Exceptions, any Exceptions caused by Buyer and the usual preprinted Exceptions contained in an owner’s standard ALTA form title insurance policy.

6.             Default; Remedies. Notwithstanding anything to the contrary contained in this Agreement, in the event Buyer fails to deposit the Earnest Money Deposit in Escrow strictly as and when contemplated under Section 1.1 above, Seller shall have the right at any time thereafter to terminate this Agreement and all further rights and obligations hereunder by

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giving written notice thereof to Buyer. If the conditions, if any, to Buyer’s obligation to consummate this transaction are satisfied or waived by Buyer and Buyer nevertheless fails, through no fault of Seller, to close the purchase of the Property, Seller’s sole remedy shall be to retain the Earnest Money paid by Buyer. In the event Seller fails, through no fault of Buyer, to close the sale of the Property, Buyer shall be entitled to pursue any remedies available at law or in equity, including without limitation, the remedy of specific performance. In no event shall Buyer be entitled to punitive or consequential damages. If any, resulting from Seller’s failure to close the sale of the Property.

7.             Closing of Sale  Buyer and Seller agree the sale of the Property shall be closed ☒ on or before December 28, 2007 or ☐ days after the Execution Date (the “Closing Date”) in the Escrow. The sale shall be deemed “closed” when the document(s) conveying title to the Property is recorded and the Purchase Price (increased or decreased, as the case may be, by the net amount of credits and debits in Seller’s account at Closing made by the Escrow Holder pursuant to the terms of this Agreement) is disbursed to Seller. At Closing, Buyer and Seller shall deposit with the Title Company all documents and funds required to close the transaction in accordance with the terms of this Agreement. At Closing, Seller shall deliver a certification in a form approved by Buyer that Seller is not a “foreign person” as such term is defined in the Internal Revenue Code and the Treasury Regulations promulgated under the Internal Revenue Code. If Seller is a foreign person and this transaction is not otherwise exempt from FIRPTA regulations, the Title Company shall be instructed by the parties to withhold and pay the amount required by law to the Internal Revenue Services. At Closing, Seller shall convey fee simple title to the Property to Buyer by ☒ statutory warranty deed or ☐ (the “Deed”)             . If this Agreement provides for the conveyance by Seller of a vendoe’s interest in the Property by a contract of sale, Seller shall deposit with the Title Company (or other mutually acceptable escrow) the executed and acknowledged Deed, together with written instructions to deliver such deed to Buyer upon payment in full of the purchase price. At Closing, Seller shall pay for and deliver to Buyer a standard ALTA form owner’s policy of title insurance (the “Policy”) in the amount of the Purchase Price insuring fee simple title to the Property in Buyer subject only to the Permitted Exceptions and the standard preprinted exceptions contained in the Policy.

8.             Closing Costs; Prorates. Seller shall pay the premium for the Policy. Seller and Buyer shall each pay one-half of the escrow fees charged by the Title Company, any excise tax, and any transfer tax. Real property taxes for the tax year in which the transaction is closed, assessments (if a Permitted Exception), personal property taxes, rents and other Lessee charges arising from existing Tenancies paid for the month of Closing, interest on assumed obligations, and utilities shall be prorated as of the Closing Date. Prepaid rents, security deposits, and other unearned refundable deposits regarding the Tenancies shall be assigned and delivered to Buyer at Closing. ☒ Seller ☐ Buyer ☐ N/A shall be responsible for payment of all taxes. Interest, and penalties, if any, upon removal of the Property from any special assessment or program.

9.             Possession. Buyer shall be entitled to exclusive possession of the Property, subject to the Tenancies existing as of the Closing Date, ☒ on the Closing Date or ☐            .

10.           Condition of Property. Seller represents that, to the best of Seller’s knowledge without specific inquiry, Seller has received no written notices of violation of any laws, codes.

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rules, or regulations applicable to the Property (“Laws”), and Seller is not aware of any such violations or any concealed material defects in the Property which cost more than $N/A to repair or correct. Risk of loss or damage to the Property shall be Seller’s until Closing and Buyer’s at and after Closing. No agent of Buyer or Seller has made any representations regarding the Property. BUYER AND SELLER AGREE THAT THE REAL ESTATE LICENSEES NAMED IN THIS AGREEMENT HAVE MADE NO REPRESENTATIONS TO ANY PARTY REGARDING THE CONDITION OF THE PROPERTY, THE OPERATIONS ON OR INCOME FROM THE PROPERTY, THE TENANCIES, OR WHETHER THE PROPERTY OR THE USE THEREOF COMPLIES WITH LAWS. Except for Seller’s representations set forth in this section 10, Buyer shall acquire the Property “as is” with all faults and buyer shall rely on the results of its own inspection and investigation in Buyer’s acquisition of the Property. It shall be a condition of Buyer’s obligation to close, and of Seller’s right to retain the Earnest Money as of Closing, that all of the Seller’s representations and warranties stated in this Agreement are materially true and correct on the Closing Date. Seller’s representations and warranties stated in this Agreement shall survive Closing for one (1) year.

11.           Personal Property.  This sale includes the following personal property: ☒ N/A or ☐ the personal property located on and used in connection with the Property and owned by Seller which Seller shall itemize in a schedule. Seller shall deliver to Buyer such schedule within        days after the Execution Date. Seller shall convey all personal property owned by Seller on or in the Property to Buyer by executing and delivering to Buyer at Closing through Escrow a Bill of Sale substantially in the form of Exhibit C attached hereto and incorporated herein by reference (the “Bill of Sale”).

12.           Notices.  Unless otherwise specified, any notice required or permitted in, or related to, this Agreement must be in writing and signed by the party to be bound. Any notice will be deemed delivered (i) when personally delivered or delivered by facsimile transmission (with electronic confirmation of delivery), or (ii) on the day following delivery of the notice by reputable overnight courier, or (iii) three (3) days after mailing in the U.S. malls, postage prepaid, by the applicable party in all events, to the address of the other party shown in this Agreement, unless that day is a Saturday, Sunday, or legal holiday, in which event it will be deemed delivered on the next following business day. If the deadline under this Agreement for delivery of a notice or payment is a Saturday, Sunday, or legal holiday such last day will be deemed extended to the next following business day.

13.           Assignment.  Buyer ☐ may not assign ☐ may assign ☒ may assign, only if the assignee is an entity owned and controlled by Buyer (may not assign, if no box is checked) this Agreement or Buyer’s rights under this Agreement without Seller’s prior written consent. If Seller’s consent is required for assignment, such consent may be withheld in Seller’s reasonable discretion. Purchaser is Licensed Real estate broker in Oregon.

14.           Attorneys’ Fees.  In the event a suit, action, arbitration, or other proceeding of any nature whatsoever, including without limitation any proceeding under the U.S. Bankruptcy Code, is instituted, or the services of an attorney are retained, to interpret or enforce any provision of this Agreement or with respect to any dispute relating to this Agreement, the prevailing party shall be entitled to recover from the losing party its attorneys’, paralegals’, accountants’, and other experts’ fees and all other fees, costs, and expenses actually incurred and reasonably necessary in connection therewith (the “Fees”). In the event of suit, action, arbitration, or other proceeding, the amount of Fees shall be determined by the judge or

©1997 Commercial Association of REALTORS® OREGON/SW WASHINGTON (Rev. 1/06)

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arbitrator, shall include all costs and expenses incurred on any appeal or review, and shall be in addition to all other amounts provided by law.

15.           Statutory Land Use Disclaimer and Measure 37 Disclosure.  THE PROPERTY DESCRIBED IN THIS INSTRUMENT MAY NOT BE WITHIN A FIRE PROTECTION DISTRICT PROTECTING STRUCTURES.  THE PROPERTY IS SUBJECT TO LAND USE LAWS AND REGULATIONS, WHICH, IN FARM AND FOREST ZONES, MAY NOT AUTHORIZE CONSTRUCTION OR SITING OF A RESIDENCE AND THAT LIMIT LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30,930 IN ALL ZONES, BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON’S RIGHTS, IF ANY, UNDER CHAPTER 1, OREGON LAWS 2005 (BALLOT MEASURE 37 (2004)).  BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES, THE EXISTENCE OF FIRE PROTECTION FOR STRUCTURES AND THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER CHAPTER 1, OREGON LAWS 2005 (BALLOT MEASURE 37 (2004)).

16.           Cautionary Notice About Liens.  UNDER CERTAIN CIRCUMSTANCES, A PERSON WHO PERFORMS CONSTRUCTION-RELATED ACTIVITIES MAY CLAIM A LIEN UPON REAL PROPERTY AFTER A SALE TO THE PURCHASER FOR A TRANSACTION OR ACTIVITY THAT OCCURRED BEFORE THE SALE.  A VALID CLAIM MAY BE ASSERTED AGAINST THE PROPERTY THAT YOU ARE PURCHASING EVEN IF THE CIRCUMSTANCES THAT GIVE RISE TO THAT CLAIM HAPPENED BEFORE YOUR PURCHASE OF THE PROPERTY.  THIS INCLUDES, BUT IS NOT LIMITED TO, CIRCUMSTANCES WHERE THE OWNER OF THE PROPERTY CONTRACTED WITH A PERSON OR BUSINESS TO PROVIDE LABOR, MATERIAL, EQUIPMENT OR SERVICES TO THE PROPERTY AND HAS NOT PAID THE PERSONS OR BUSINESS IN FULL.

17.           Miscellaneous.  Time is of the essence of this Agreement.  The facsimile transmission of any signed document including this Agreement, in accordance with Paragraph 12, shall be the same as delivery of an original.  At the request of either party, the party delivering a document by facsimile will confirm facsimile transmission by signing and delivering a duplicate original document.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same Agreement.  This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter of this Agreement and supersedes all prior and contemporaneous agreements between them with respect thereto.  Without limiting the provisions of Section 13 of this Agreement, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. The person signing this Agreement on behalf of Buyer and the person signing this Agreement on behalf of Seller each represents, covenants and warrants that such person has full right and authority to enter into this Agreement and to bind the party for whom such person signs this Agreement to the terms and provisions of this Agreement.  This Agreement shall not be recorded unless the parties otherwise agree.

18.           Addendums; Exhibits.  The following named addendums and exhibits are attached to this Agreement and incorporated within this Agreement:  ☐ none or Exhibit A.

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19.           Time for Acceptance.  Seller has until 5:00 p.m. Pacific Time on Tuesday, November 6, 2007 to accept this offer. Acceptance is not effective until a copy of this Agreement which has been signed and dated by Seller is actually received by Buyer. If this offer is not so accepted, it shall expire and the Earnest Money shall be promptly refunded to Buyer and thereafter, neither party shall have any further right or remedy against the other.

20.           Seller’s Acceptance and Brokerage Agreement.  By execution of this Agreement, Seller agrees to sell the Property on the terms and conditions in this Agreement. Seller further agrees to pay a commission to Integrated Corporate Property Services (“Broker”) in the total amount computed in accordance with (i) the listing agreement or other commission agreement dated October 9, 2006 between Seller and Broker; or (ii) if there is no written commission agreement, Seller hereby agrees to pay a commission of ☐              percent (           %) of the purchase price or ☐ $             . Seller and Broker agree that the commission is deemed earned as of the earlier of (i) Closing or (ii) the date Buyer waives all conditions precedent to Closing as set forth in this Agreement. Unless otherwise provided in a separate written agreement, Seller shall cause the Escrow Holder to deliver to Broker the real estate commission on the Closing Date or upon Seller’s breach of this Agreement, whichever occurs first. If the Earnest Money is forfeited and retained by Seller in accordance with this Agreement, in addition to any other rights the Broker may have, the Broker shall be entitled to the lesser of (A) fifty percent (50%) of the Earnest Money or (B) the commission agreed to above, and Seller hereby assigns such amount to the Broker.

21.           Execution Date.  The Execution Date is the later of the two dates shown beneath the parties’ signatures below.

22.           Governing Law.  This Agreement is made and executed under, and in all respects shall be governed and construed by the laws of the State of Oregon.

23.           The Buyer and Seller agree to cooperate with the other party in completing an exchange qualifying for nonrecognition of gain under Internal Revenue Code Section 1031. The Buyer and Seller reserve the right to convert this transaction to an exchange at any time before the closing date. The Seller and the Buyer agree, however, that consummation of the transaction contemplated by this agreement is not predicated or conditioned on completion of such on exchange. If either the Buyer or Seller elects to complete an exchange, the other party shall execute all documents, agreements, or instruments reasonably requested by the Exchanging party to complete the exchange. Neither party shall incur additional liabilities, expenses, or costs as a result of or connected with the exchange.

24.           Lease Back, Office:  Seller shall lease back the office building for a period of two (2) years from the date of closing at $1.15/SF NNN. During the term of the lease, Seller shall be limited to a security deposit of one month’s payable base rent. Seller (Tenant) shall have the right to Sublease which the Buyer (Landlord) shall not unreasonably withhold.

25.           Flex:  Seller shall lease back the flex building for a period of two (2) years from the date of closing at $0.85/SF NNN. During the term of the lease, Seller shall be limited to a security deposit of one month’s payable base rent. Seller (Tenant) shall have the right to Sublease which the Buyer (Landlord) shall not unreasonably withhold.

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26.           CONSULT YOUR ATTORNEY.  THIS DOCUMENT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR REVIEW AND APPROVAL PRIOR TO SIGNING.  NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE COMMERCIAL ASSOCIATION OF REALTORS® OREGON/SW WASHINGTON OR BY THE REAL ESTATE LICENSEES INVOLVED WITH THIS DOCUMENT AS TO THE LEGAL SUFFICIENCY OR TAX CONSEQUENCES OF THIS DOCUMENT.

THIS FORM SHOULD NOT BE MODIFIED WITHOUT SHOWING SUCH MODIFICATIONS BY REDLINING, INSERTION MARKS, OR ADDENDA.

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10	Buyer	Carlyle Investments and/or Assigns	Buyer	Credence Systems Corp.
11	By	R. Barry Menashe	By	Joy Leo
12	Title		Title
13	Execution Date	11-8-2007	Execution Date
14	Time of Execution		Time of Execution
15	Home Phone		Home Phone
16	Office Phone		Office Phone
17	Address	621 SW Alder Suite 605	Address	1421 California Circle
18	City	Portland, OR	City	Milpitas, CA
19	Zip	97205	Zip	95035
20	Fax No.		Fax No.
21	E-Mail		E-Mail
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23	Signature		Signature

CREDENCE LEGAL DEPARTMENT
*******************************
*APPROVED*
Date:	[illegible]
Signature:	[illegible]

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EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

To Be Provided by Title during Due Diligence

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ALL RIGHTS RESERVED

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